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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report - May 12, 1995
                       (Date of earliest event reported)





                              CONTEL CELLULAR INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of Incorporation)





         0-16714                                         58-1413513
(Commission File Number)                    (I.R.S. Employer Identification No.)

245 PERIMETER CENTER PARKWAY
ATLANTA, GEORGIA                                            30346
(Address of principal executive offices)                  (Zip Code)

                                 (404) 804-3400
              (Registrant's telephone number, including area code)
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                              CONTEL CELLULAR INC.

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.  Other Events

         On May 12, 1995, GTE Corporation ("GTE") announced that it had completed its previously announced acquisition of Contel Cellular Inc.'s ("CCI") approximately 10 million shares of Class A Common Stock, representing 10 percent of the capital stock of CCI and that the merger of CCI with a subsidiary of GTE has been consummated.

         For additional information concerning this matter, refer to the external press release included in this filing under Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Financial Statements  - None

           (b) Pro Forma Financial Information - None

           (c) Exhibits

               99    Press release discussing the matter described in Item 5.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CONTEL CELLULAR INC.
                                      (Registrant)


                                     Dennis L. Whipple
                            -------------------------------------
                                    (Dennis L. Whipple)
                            President and Chief Executive Officer

Date:  May 12, 1995
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                                EXHIBIT INDEX

               99    Press release discussing the matter described in Item 5.